SUPPLEMENT DATED MARCH 23, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES FOR:
Invesco International Diversified Fund
(the “Fund”)
This supplement amends the Summary and Statutory Prospectuses of the above referenced Fund and is in addition to any other supplement(s), unless otherwise specified. Capitalized terms used but not defined herein have the meanings assigned to them in the Summary and Statutory Prospectuses. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and retain it for future reference.
Invesco International Equity Fund (the “Current Underlying Fund”) is one of the Underlying Funds listed in the Fund’s prospectuses as an investment option. The Board of Trustees of the Current Underlying Fund recently approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Current Underlying Fund would transfer all or substantially all its assets and liabilities to Invesco EQV International Equity Fund (the “New Underlying Fund”) in exchange for shares of the New Underlying Fund (the “Reorganization”). The Agreement will be submitted to shareholders of the Current Underlying Fund for their consideration and approval at a shareholder meeting to be held on or about July 12, 2023. If approved, the Reorganization will close shortly thereafter and upon such closing the Fund’s investment allocation to the Current Underlying Fund will be reallocated to the New Underlying Fund. If the Reorganization is not approved, the Fund may proceed to allocate to the New Underlying Fund consistent with the terms of the prospectus.
The following information is added to the list of Underlying Funds under the heading “Principal Investment Strategies of the Fund” in the Summary and Statutory Prospectuses:
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Invesco EQV International Equity Fund
The following information is added to the list of Underlying Fund descriptions under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings - Objective(s) and Strategies” in the Statutory Prospectus:
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Invesco EQV International Equity Fund invests mainly in common and preferred stocks of foreign issuers that the portfolio managers believe have potential for earnings or revenue growth.
The following information is added under the heading “Investment Objective(s), Strategies, Risks and Portfolio Holdings – More Information About the Underlying Funds” in the Statutory Prospectus:
Invesco EQV International Equity Fund
The Fund invests, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in equity securities, and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund invests primarily in equity securities (including depositary receipts) of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock. The Fund’s common stock investments also include China A-shares (shares of companies based in mainland China that trade on the Shanghai Stock Exchange and the Shenzhen Stock Exchange). Under normal circumstances, the Fund will provide exposure to investments that are economically tied to at least three different countries outside of the U.S. The Fund may also invest up to 1.25 times the amount of the exposure to emerging markets countries in the MSCI ACWI ex USA ® Index. Emerging market countries are those that are generally in the early stages of their industrial cycles. The Fund invests primarily in securities of issuers that are considered by the Fund’s portfolio managers to have potential for earnings or revenue growth. The Fund invests primarily in the securities of large-capitalization issuers and may invest a significant amount of its net assets in the securities of mid-capitalization issuers.
O-IDIV-SUMSTAT-SUP